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                                 Exhibit 10.04



                            VALERO ENERGY CORPORATION

                           DEFERRED COMPENSATION PLAN

                                  MARCH 1, 1998



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                            VALERO ENERGY CORPORATION
                           DEFERRED COMPENSATION PLAN
                                TABLE OF CONTENTS

ARTICLE I DEFINITIONS.............................................................................................1
         1.1      ACCOUNT.........................................................................................1
         1.2      AFFILIATE.......................................................................................1
         1.3      BENEFICIARY.....................................................................................1
         1.4      BOARD OF DIRECTORS..............................................................................1
         1.5      BONUS...........................................................................................2
         1.6      CHANGE OF CONTROL...............................................................................2
         1.7      CODE............................................................................................3
         1.8      COMMITTEE.......................................................................................3
         1.9      COMPANY.........................................................................................3
         1.10     DEFERRED COMPENSATION LEDGER....................................................................3
         1.11     DIRECTOR........................................................................................3
         1.12     DISABILITY......................................................................................3
         1.13     DISCRETIONARY CREDIT............................................................................4
         1.14     ELECTIVE DEFERRAL...............................................................................4
         1.15     ELECTIVE DEFERRAL AGREEMENT.....................................................................4
         1.16     EMPLOYEE........................................................................................4
         1.17     EMPLOYER........................................................................................4
         1.18     FEES............................................................................................4
         1.19     FUND............................................................................................4
         1.20     INSIDER.........................................................................................4
         1.21     PARTICIPANT.....................................................................................4
         1.22     PLAN............................................................................................4
         1.23     PLAN YEAR.......................................................................................4
         1.24     RETAINER........................................................................................4
         1.25     RETIREMENT......................................................................................4
         1.26     SALARY..........................................................................................4
         1.27     STOCK FUND......................................................................................5
         1.28     TRUST...........................................................................................5
         1.29     TRUSTEE.........................................................................................5
ARTICLE II ELIGIBILITY............................................................................................5
         2.1      INITIAL ELIGIBILITY.............................................................................5
         2.2      FROZEN PARTICIPATION............................................................................5
         2.3      RENEWED ELIGIBILITY.............................................................................5
ARTICLE III DEFERRAL..............................................................................................5
         3.1      DEFERRAL ELECTION...............................................................................5
         3.2      DEFERRAL AMOUNT.................................................................................6
         4.1      ESTABLISHING A PARTICIPANT'S ACCOUNT............................................................6
         4.2      CREDIT OF THE PARTICIPANT'S DEFERRAL............................................................6
         4.3      CREDIT OF DISCRETIONARY CREDITS.................................................................6
         4.4      GAUGE FOR DETERMINING BENEFITS..................................................................7
ARTICLE V VESTING.................................................................................................8
         5.1      VESTING OF ELECTIVE DEFERRALS...................................................................8
         5.2      VESTING OF DISCRETIONARY CREDITS................................................................8
ARTICLE VI DISTRIBUTIONS..........................................................................................8
         6.1      DEATH/BENEFICIARY DESIGNATION...................................................................8



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
         6.2      DISABILITY......................................................................................9
         6.3      RETIREMENT......................................................................................9
         6.4      TERMINATION PRIOR TO DEATH, DISABILITY OR RETIREMENT...........................................10
         6.5      PAYMENT ON SPECIFIED EVENT.....................................................................10
         6.6      PAYMENT UPON UNFORESEEABLE EMERGENCY...........................................................10
         6.7      RESPONSIBILITY FOR DISTRIBUTIONS AND WITHHOLDING OF TAXES......................................10
         6.8      FORFEITURE FOR CAUSE...........................................................................11
         6.9      RIGHT TO DEMAND ACCELERATED PAYMENT............................................................11
         6.10     ELECTION OF FIVE OR TEN YEAR INSTALLMENT PAYMENT...............................................11
ARTICLE VII ADMINISTRATION.......................................................................................12
         7.1      COMMITTEE APPOINTMENT..........................................................................12
         7.2      COMMITTEE ORGANIZATION AND VOTING..............................................................12
         7.3      POWERS OF THE COMMITTEE........................................................................12
         7.4      COMMITTEE DISCRETION...........................................................................13
         7.5      DELEGATION.....................................................................................14
         7.6      ANNUAL STATEMENTS..............................................................................14
         7.7      REIMBURSEMENT OF EXPENSES......................................................................15
ARTICLE VIII AMENDMENT AND/OR TERMINATION........................................................................15
         8.1      AMENDMENT OR TERMINATION OF THE PLAN...........................................................15
         8.2      NO RETROACTIVE EFFECT ON ACCOUNT...............................................................15
         8.3      EFFECT OF CHANGE OF CONTROL....................................................................15
         8.4      EFFECT OF TERMINATION..........................................................................15
ARTICLE IX FUNDING...............................................................................................16
         9.1      PAYMENTS UNDER THIS AGREEMENT ARE THE OBLIGATION OF THE COMPANY................................16
         9.2      AGREEMENT MAY BE FUNDED THROUGH RABBI TRUST....................................................16
         9.3      PARTICIPANTS MUST RELY ONLY ON GENERAL CREDIT OF THE COMPANY...................................16
ARTICLE X ADOPTION BY AFFILIATED EMPLOYERS.......................................................................17
         10.1     PROCEDURE FOR AND STATUS AFTER ADOPTION........................................................17
         10.2     GUARANTY.......................................................................................17
         10.3     TERMINATION OF PARTICIPATION BY ADOPTING AFFILIATE.............................................17
ARTICLE XI CLAIMS; ARBITRATION OF DISPUTES.......................................................................18
         11.1.    FILING OF CLAIMS...............................................................................18
         11.2     REVIEW OF DENIAL...............................................................................18
         11.3     ARBITRATION OF DISPUTES........................................................................18
ARTICLE XII MISCELLANEOUS........................................................................................19
         12.1     LIMITATION OF RIGHTS...........................................................................19
         12.2     DISTRIBUTIONS TO INCOMPETENTS OR MINORS........................................................20
         12.3     NON-ALIENATION OF BENEFITS.....................................................................20
         12.4     RELIANCE UPON INFORMATION......................................................................20
         12.5     SEVERABILITY...................................................................................20
         12.6     NOTICE.........................................................................................20
         12.7     GENDER AND NUMBER..............................................................................21
         12.8     GOVERNING LAW..................................................................................21
         12.9     EFFECTIVE DATE.................................................................................21



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                            VALERO ENERGY CORPORATION

                           DEFERRED COMPENSATION PLAN

         WHEREAS, Valero Energy Corporation (the "Company") desires to establish a deferred compensation plan for certain officers and directors of the Company; and

         WHEREAS, the Company wishes to also establish a grantor rabbi trust consistent with the requirements of Revenue Procedure 92-64 coincident with this establishment of the Plan;

         NOW, THEREFORE, the Company adopts the Deferred Compensation Plan as set forth in the following Valero Energy Corporation Deferred Compensation Plan as follows:

                                    ARTICLE I

                                   DEFINITIONS

         1.1 ACCOUNT. "Account" means a Participant's Account in the Deferred Compensation Ledger maintained by the Committee which reflects the benefits a Participant is entitled to under this Plan as a result of his deferral of Salary and/or Bonuses (or Fees and/or Retainers in the case of a Director) under the Plan.

         1.2 AFFILIATE. "Affiliate" means any subsidiary corporation of the Company. The term "subsidiary corporation" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         1.3 BENEFICIARY. "Beneficiary" means a person or entity designated by the Participant under the terms of this Plan to receive any amounts distributed under the Plan upon the death of the Participant.

         1.4 BOARD OF DIRECTORS. "Board of Directors" means the Board of Directors of Valero Energy Corporation.



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         1.5 BONUS. "Bonus" or "Bonuses" shall include all bonuses paid to a
Participant who is an Employee regardless of whether or not said bonus is discretionary, mandatory or determined by formula.

         1.6 CHANGE OF CONTROL. "Change of Control" means each occurrence of one or more of the following events:

                  (a) the stockholders of the Company approve any agreement or transaction pursuant to which: (i) the Company will merge or consolidate with any other Person (other than a wholly owned subsidiary of the Company) and will not be the surviving entity (or in which the Company survives only as the subsidiary of another entity); (ii) the Company will sell all or substantially all of its assets to any other Person (other than a wholly owned subsidiary of the Company); or (iii) the Company will be liquidated or dissolved; or

                  (b) any "person" or "group" (as these terms are used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934) other than the Company, any subsidiary of the Company, any employee benefit plan of the Company or its subsidiaries, or any entity holding Common Stock for or pursuant to the terms of such employee benefit plans, is or becomes an "Acquiring Person" as defined in the Rights Agreement, dated as of June 18, 1997 between the Company and Harris Trust and Savings Bank, as Rights Agent, as amended and in effect from time to time ("Rights Agreement") (or, if no Rights Agreement is then in effect, such person or group acquires or holds such number of shares as, under the terms and conditions of the most recent such Rights Agreement to be in force and effect, would have caused such person or group to be an "Acquiring Person" thereunder); or

                  (c) any "person" or "group" shall commence a tender offer or exchange offer for 30% or more of the shares of the common stock of the Company then outstanding, or for any number or amount of common stock which, if the tender or exchange offer were to be fully subscribed and all shares for which the tender or exchange offer is made were to be purchased or exchanged pursuant to the offer, would result in the acquiring person or group directly or indirectly beneficially owning 50% or more of the common stock of the Company then outstanding; or

                  (d) individuals who, as of any date, constitute the Board of Directors of the Company (the "Incumbent Board") thereafter cease for any reason to constitute at least



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         a majority of the Board; provided, however, that any individual becoming a director whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or group other than the Board; or

                  (e) the occurrence of the Distribution Date (as defined in the Rights Agreement); or

                  (f) any other event determined by the Board of Directors or the Committee to constitute a "Change of Control" hereunder.

         1.7 CODE. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         1.8 COMMITTEE. Subject to Article VII, "Committee" means the committee administering this Plan, comprised of those Directors of the Company serving as the Company's Compensation Committee.

         1.9 COMPANY. "Company" means Valero Energy Corporation, sponsor of the Plan.

         1.10 DEFERRED COMPENSATION LEDGER. "Deferred Compensation Ledger" means the ledger maintained by the Committee for each Participant which reflects the amount of Salary and/or Bonuses (or Fee and/or Retainers) deferred by the Participant under this Plan pursuant to his Elective Deferral Agreement and the amount of earnings credited to his Account.

         1.11 DIRECTOR. Unless specified, "Director" means an individual who is a member of the Board of Directors of the Employer (i.e., either the Company or an Affiliate of the Company). For all purposes herein, the "service" of an individual as a Director shall be deemed to be equivalent to "employment" with the Employer.

         1.12 DISABILITY. "Disability" means a physical or mental condition that meets the eligibility requirements for the receipt of long term disability income under the Employer's then existing long term disability plan and as may be determined or defined from time to time by the Committee in its sole discretion, whether applied to one or more Participants. The Committee shall have the authority to determine whether a Participant is temporarily or permanently disabled for purposes of this Plan and when such disability commenced and such determinations shall be binding and conclusive on all parties, but such



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determinations shall not bind any party with respect to any other Employer benefit or other plan or insurance policy and need not be consistent with any determinations made under any such benefit, plan or policy.

         1.13 DISCRETIONARY CREDIT. "Discretionary Credit" means a discretionary credit to the Participant's Account under the Plan pursuant to Section 4.3.

         1.14 ELECTIVE DEFERRAL. "Elective Deferral" means the amount of Salary and/or Bonuses (or Fees and/or Retainers) the Participant elects to defer under the terms of this Plan.

         1.15 ELECTIVE DEFERRAL AGREEMENT. "Elective Deferral Agreement" means the agreement entered into by the Participant from time to time setting forth his Elective Deferrals under the Plan.

         1.16 EMPLOYEE. "Employee" means an individual who is employed by the Employer.

         1.17 EMPLOYER. "Employer" means the Company or any Affiliate which adopts this Plan.

         1.18 FEES. "Fees" mean the meeting fees paid to a participant who is a Director.

         1.19 FUND. "Fund" means the investment fund or funds, or portfolio or portfolios selected by the Committee and attached to and incorporated in this Plan, which shall be used to measure the benefits to be provided by this Plan.

         1.20 INSIDER. "Insider" means an officer or director of the Company subject to Section 16(b) of the Securities Exchange Act of 1934.

         1.21 PARTICIPANT. "Participant" means a member of a select group of management or highly compensated Employees, or a Director, determined by the Committee to be eligible to participate in the Plan in accordance with Article II.

         1.22 PLAN. "Plan" means the Valero Energy Corporation Deferred Compensation Plan set forth in this document, as amended from time to time.

         1.23 PLAN YEAR. "Plan Year" means the calendar year.

         1.24 RETAINER. "Retainer" means the retainer paid to a Participant who is a Director.

         1.25 RETIREMENT. "Retirement" means the retirement of a Participant from the Employer, or in the case of a Director, from the Board of Directors, whether normal, early or late, in accordance with the Company's then prevailing retirement policies.

         1.26 SALARY. "Salary" means the regular rate of pay paid to the Participant who is an Employee or Director during the Plan Year. Provided, however, in the event a Participant has Elective Deferrals under Article III, or elective deferrals under a plan maintained by the



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Employer pursuant to Section 401(k) of the Code, then the Participant's Salary shall be deemed to include the amounts so deferred by the Participant.

         1.27 STOCK FUND. "Stock Fund" means a Fund deemed to be invested in the common stock of the Company.

         1.28 TRUST. "Trust" means the Valero Energy Corporation Deferred Compensation Trust, a grantor's trust established by the Company and the Trustee, pursuant to Revenue Procedure 92-64, which is intended to constitute a model "rabbi trust" for the purpose of establishing a funding vehicle for the payment of benefits under the Plan.

         1.29 TRUSTEE. "Trustee" means Frost National Bank, or any successor Trustee that may be appointed by the Company from time to time.

                                   ARTICLE II

                                   ELIGIBILITY

         2.1 INITIAL ELIGIBILITY. The individuals who shall be eligible to participate in the Plan shall be such Employees and/or Directors as the Committee shall determine from time to time. Such Employees or Directors shall in all events constitute a select group of management or highly compensated individuals within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA.

         2.2 FROZEN PARTICIPATION. If a Participant in this Plan later becomes ineligible to continue to participate in this Plan but still is employed by an Affiliate, his Salary and/or Bonus (or Fees and/or Retainers) previously deferred, if any, will be payable in accordance with Article VI of the Plan.

         2.3 RENEWED ELIGIBILITY. If a Participant in this Plan becomes ineligible to continue to participate but remains employed by an Affiliate and then later again becomes eligible to participate, the Participant will renew his participation. Thereafter, subject to Section 2.2, he will become entitled to benefits as before, subject to any of the forfeiture events described in Section 6.8.

                                   ARTICLE III

                                    DEFERRAL

         3.1 DEFERRAL ELECTION. A Participant may elect within 30 days after becoming eligible to participate in the Plan, or not later than the 30 day period preceding the beginning of any future Plan Year by properly completing an Elective Deferral Agreement what, if any,



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percentage of his Salary and/or Bonuses (or Fees and/or Retainers), as
applicable, earned during the ensuing Plan Year is to be deferred under this Plan. Once an election has been made under the Elective Deferral Agreement as to the percentage of Salary and/or Bonuses (or Fees and/or Retainers), as applicable, to be deferred, it becomes irrevocable for that Plan Year. The election to participate in the Plan for a given Plan Year will be effective only upon receipt by the Committee of the Participant's Elective Deferral Agreement on such form and at such time as will be determined by the Committee from time to time. If the Committee fails to receive a Participant's Elective Deferral Agreement prior to the beginning of a subsequent Plan Year, that Participant will be deemed to have elected not to defer any part of his Salary and/or Bonuses (or Fees and/or Retainers), as applicable, for that Plan Year.

         3.2 DEFERRAL AMOUNT. A Participant who elects to defer a percentage of his Salary and/or Bonuses (or Fees and/or Retainers), as applicable, for the ensuing year may defer a maximum of 30% of his Salary (or Fees) and/or 50% of the cash portion of any Bonuses (or Retainers), or any lesser percentage (in minimum 1% increments) as he or she may elect.

                                   ARTICLE IV

                                    ACCOUNTS

         4.1 ESTABLISHING A PARTICIPANT'S ACCOUNT. The Committee will establish an Account for each Participant in a special Deferred Compensation Ledger which will be maintained by the Company. The Account will reflect the amount of the Company's obligation to the Participant at any given time.

         4.2 CREDIT OF THE PARTICIPANT'S DEFERRAL. The Committee will credit the amount of a Participant's deferral to the Participant's Account in the Deferred Compensation Ledger as it would have been paid during the Plan Year but for the deferral which was elected.

         4.3 CREDIT OF DISCRETIONARY CREDITS. The Company may from time to time may credit to a Participant's Account a Discretionary Credit on behalf of such Participant in such amount, if any, as shall be determined or determinable under a formula and announced to Participants. Subject to the terms of the Plan, the Bylaws of the Company and applicable law, the making of Discretionary Credits, or cancellation, modification or waiver of rights with respect to, or amendments, suspension or termination of Discretionary Credits, to:



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                  (a) any Director of the Company, the Chief Executive Officer
         of the Company or the President of the Company, shall be upon recommendation by the Committee and approval of the Board of Directors;

                  (b) any "executive officer" of the Company (i.e., one designated by the Company's Board of Directors as an "officer" for purposes of Section 16 of the Securities Exchange Act of 1934 and as an "executive officer" for purposes of Regulation 14A), other than the Chief Executive Officer or the President, shall be upon recommendation of the Chief Executive Officer and approval of the Committee; and

                  (c) any other Employee, shall be upon approval of the Chief Executive Officer.

         4.4 GAUGE FOR DETERMINING BENEFITS. The Salary and/or Bonuses (or Fees and/or Retainers), as applicable, deferred pursuant to the Elective Deferral Agreement, if any, when allocated to the Account of the Participant, shall be treated as if it were invested in the Fund as of the date of allocation. The amounts entered in the Account shall then begin accruing gains and losses and income at the rate set forth under the Fund as if those amounts were actually invested in the Fund and shall be entered as of the last day of each calendar month of each Plan Year, and shall continue to accrue such gains and losses and income at the rate set forth under the Fund until such time as amounts are distributed from the Account to the Participant pursuant to Article VI of the Plan. If permitted by the Committee, each Participant shall have the right to select the particular Fund or Funds for the deemed investment of his Account in accordance with the procedures established by the Committee, which may include the Stock Fund. No election of a conversion designation by an Insider which has the effect of increasing the total amount allocated to the Stock Fund may be made on a date which is less than six months following (i) the date of any prior election of a conversion designation by such Insider which had the effect of decreasing the total amount allocated to the Stock Fund or (ii) the date of any election by such Insider with respect to any other plan of the Company or any subsidiary thereof which had the effect (directly or indirectly) of making a disposition on behalf of such Insider of the same class of equity security as that which is the subject of the Stock Fund. No election of a conversion designation by an Insider which has the effect of decreasing the total amount allocated to the Stock Fund may be made on a date which is less than six months following (i) the date of any prior election of a conversion designation by such Insider which had the effect of increasing the total amount allocated to the Stock Fund or (ii) the date of any



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election by such Insider with respect to any other plan of the Company or any subsidiary thereof which had the effect (directly or indirectly) of making an acquisition on behalf of the Insider of the same class of equity security as that which is the subject of the Stock Fund. The restrictions contained herein regarding investment conversions by Insiders respecting the Stock Fund are intended to comply with, and enable Insiders to rely upon, the exemption provided by Rule 16b-3 under the Securities Exchange Act of 1934. Any future amendment to Rule 16b-3 or any successor rule promulgated by the Securities and Exchange Commission affecting the investment by Insiders in the Stock Fund shall be incorporated by reference herein and be deemed to be an amendment to the Plan in order that Insiders shall continue to be entitled to rely upon the exemption provided by such rule without any interruption. Notwithstanding the foregoing, the Committee may alter the conversion restrictions applicable to an Insider, as set forth herein, as a result of changes in Rule 16b-3 under the Securities Exchange Act of 1934.

                                    ARTICLE V

                                     VESTING

         5.1 VESTING OF ELECTIVE DEFERRALS. Salary and/or Bonuses (or Fees and/or Retainers), as applicable, pursuant to the Elective Deferral Agreement will be 100% vested at all times. The gains, losses and earnings allocated on those deferrals will be 100% vested.

         5.2 VESTING OF DISCRETIONARY CREDITS. Any Discretionary Credits made pursuant to Section 4.3 shall be subject to such vesting schedule as determined thereunder and announced to Participants prior to the crediting of said Discretionary Credits to their Account.

                                   ARTICLE VI

                                  DISTRIBUTIONS

         6.1 DEATH/BENEFICIARY DESIGNATION. (a) Upon the death of a Participant, the Participant's Beneficiary or Beneficiaries will receive the balance then credited to the Participant's Account in the Deferred Compensation Ledger in one lump sum payment. The payment will be made within 90 days after the Participant's death.

         (b) Each Participant, at the time of entering into his initial Elective Deferral Agreement, must file with the Committee a designation of one or more Beneficiaries to whom distributions otherwise due the Participant will be made in the event of his death prior to the complete distribution of the amount credited to his Account in the Deferred Compensation



                                     Page 8
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Ledger. The designation will be effective upon receipt by the Committee of a properly executed form which the Committee has approved for that purpose. The Participant may from time to time revoke or change any designation of Beneficiary by filing another approved Beneficiary designation form with the Committee. If there is no valid designation of Beneficiary on file with the Committee at the time of the Participant's death, or if all of the Beneficiaries designated in the last Beneficiary designation have predeceased the Participant or otherwise ceased to exist, the Beneficiary will be the Participant's spouse, if the spouse survives the Participant, or otherwise the Participant's estate. A Beneficiary must survive the Participant by 60 days in order to be considered to be living on the date of the Participant's death. If any Beneficiary survives the Participant but dies or otherwise ceases to exist before receiving all amounts due the Beneficiary from the Participant's Account, the balance of the amount which would have been paid to that Beneficiary will, unless the Participant's designation provides otherwise, be distributed to the individual deceased Beneficiary's estate or to the Participant's estate in the case of a Beneficiary which is not an individual. Any Beneficiary designation which designates any person or entity other than the Participant's spouse must be consented to in writing in a form acceptable to the Committee in order to be effective.

         6.2 DISABILITY. Upon the Disability of the Participant, the Participant shall receive in fifteen annual installments (recalculated annually for each installment) the value of the amounts credited to his Account at the date of Disability. Distribution shall commence as determined by the Committee, and if no determination is made within 90 days of the date of Disability, then within 90 days after the earlier of (i) the date Participant reaches his normal retirement age under the then prevailing retirement policies in effect at the Company or (ii) in the case of a Participant who remains Disabled, the earlier of (x) the date long-term disability payments (if any) made to the Participant under a long-term disability program maintained by the Company have ceased because of the Participant's attainment of a stated age or (y) within 90 days of the date of determination by the Committee that no long-term disability payments are payable. Upon the death of the Participant prior to receipt of all of the annual installments, the remaining installments shall be paid to the Participant's Beneficiary in one lump sum payment in accordance with Section 6.1.

         6.3 RETIREMENT. Upon the Retirement of the Participant, the Participant shall, unless otherwise elected in accordance with Section 6.10 below, receive in fifteen annual installments (recalculated annually for each installment) the value of the amounts credited to his Account at



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the date of his Retirement. Distribution shall commence within 90 days after the
Participant's Retirement. Upon the death of the Participant prior to receipt of all of the annual installments, the remaining installments shall be paid to the Participant's Beneficiary in one lump sum payment in accordance with Section
6.1.

         6.4 TERMINATION PRIOR TO DEATH, DISABILITY OR RETIREMENT. Upon the Participant's termination from the employ of the Employer or, in the case of a Director, cessation of service as a Director, prior to Death, Disability or Retirement, the Participant shall receive in one lump-sum the value of the amounts credited his Account as of the last day of the calendar month which includes such termination from employment or cessation of service as a Director. Distribution shall be made within 90 days after the Participant's termination from employment or cessation of services as a Director, as the case may be.

         6.5 PAYMENT ON SPECIFIED EVENT. Upon election by the Participant on forms provided by the Committee, the Participant may elect at the time of executing his Elective Deferral Agreement for a particular Plan Year to receive in one lump-sum that portion of his Elective Deferrals on the date or dates specified in his Elective Deferral Agreement (provided such date is at least 5 years after the year of the Elective Deferral) or the balance of his Account, if less. Any amounts distributed under his Elective Deferral Agreement pursuant to this Section shall immediately reduce the Participant's Account for purposes of any further income accrual and for distributions on or after that date.

         6.6 PAYMENT UPON UNFORESEEABLE EMERGENCY. In the event of an unforeseeable emergency that is caused by an event beyond the control of the Participant, and that would result in severe financial hardship to the Participant if early withdrawal or acceleration of payment were not permitted, the Participant may, notwithstanding the preceding provisions of this Article VI of the Plan, upon approval by the Committee, receive a distribution from his Account or receive acceleration of payment in an amount not to exceed the lesser of (i) the amount in the Participant's Account at the time of the unforeseeable emergency or (ii) the amount necessary to meet the emergency. It is the intent of the Company that this Section be interpreted in a manner consistent with Internal Revenue Service Revenue Procedure 92-65, as it may be amended or superseded from time to time.

         6.7 RESPONSIBILITY FOR DISTRIBUTIONS AND WITHHOLDING OF TAXES. The Committee will furnish information to the Company concerning the amount and form of distribution to any Participant entitled to a distribution so that the Company may make or cause the Trust to make



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


the distribution required. The Committee will also calculate the deductions from the amount of the benefit paid under the Plan for any taxes required to be withheld by federal, state or local government and will cause them to be withheld.

         6.8 FORFEITURE FOR CAUSE. If the Committee finds, after full consideration of the facts presented on behalf of both the Employer and the former Participant that the Participant was discharged by the Employer for fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment by the Employer, his Account shall be forfeited to the extent necessary to recoup any loss to the Employer resulting from such fraud, embezzlement, theft, felony or dishonesty, even though it may have previously vested. The decision of the Committee as to the cause of a Participant's discharge shall be final. Notwithstanding the foregoing, the right of set-off as provided herein shall not affect any other rights or set-off available to the Employer under common-law or under any other agreement.

         6.9 RIGHT TO DEMAND ACCELERATED PAYMENT. The Committee, acting upon the request of a Participant, shall permit the Participant to receive an immediate lump sum payment of the amount credited to his Account. Payment of such accelerated lump sum benefit at the demand of a Participant shall be reduced by a ten percent (10%) forfeiture. Such lump sum distribution shall be paid as soon as administratively practicable, but in any event within 90 days following receipt of written demand by a Participant (or his Beneficiary) eligible for an accelerated lump sum distribution. The amount of the lump sum distribution to be made to the Participant (or his Beneficiary), as well as the ten percent (10%) forfeiture to be applied against the amount distributable to the Participant (or his Beneficiary), shall be based on the last valuation of the Participant's Account preceding the Participant's (or his Beneficiary's) written demand for an accelerated lump sum distribution. No demand for accelerated payment of an amount allocated to the Stock Fund may be made by an Insider on a date which is less than six months following (i) the date of any prior election to convert such Insider's deemed investment designation which had the effect of increasing the total amount allocated to the Stock Fund or (ii) the date of any election by such Insider with respect to any other plan of the Company or any subsidiary thereof which had the effect (directly or indirectly) of making an acquisition on behalf of such Insider of the same class of equity security as that which is the subject of the Stock Fund.

         6.10 ELECTION OF FIVE OR TEN YEAR INSTALLMENT PAYMENT. A Participant may, at least one year prior to his Retirement, elect to receive the value of the amounts credited to his

Account in either five or ten annual installments (recalculated annually for each installment) in lieu of the fifteen year installment method normally provided for under Section 6.3. Such election by the Participant shall be made in such manner as may be directed by the Committee and must in all circumstances be elected at least one year prior to the Participant's Retirement from the employment of the Employer. In the absence of any such conforming election, the Participant's Account shall be paid in the normal fifteen year installment method set forth in Section 6.3 herein.

                                   ARTICLE VII

                                 ADMINISTRATION

         7.1 COMMITTEE APPOINTMENT. The Committee will be comprised of two or more non-employee Directors which shall, except as hereinafter set forth, be the Compensation Committee of the Board of Directors of the Company as it may exist from time to time. The Board of Directors will have the sole discretion to remove any one or more Committee members and appoint one or more replacement or additional Committee members from time to time.

         7.2 COMMITTEE ORGANIZATION AND VOTING. The Chairman of the Compensation Committee shall be the chairman of the Committee, and if there is no Chairman of the Compensation Committee, then the Board of Directors will select from among the members of the Committee a chairman who will preside at all of its meetings and who will likewise select a secretary without regard to whether that person is a member of the Committee. The secretary will keep all records, documents and data pertaining to the Committee's supervision and administration of the Plan. A majority of the members of the Committee will constitute a quorum for the transaction of business and the vote of a majority of the members present at any meeting will decide any question brought before the meeting. In addition, the Committee may decide any question by vote, taken without a meeting, of a majority of its members. A member of the Committee who is also a Participant will not vote or act on any matter relating solely to himself.

         7.3 POWERS OF THE COMMITTEE. The Committee will have the exclusive responsibility for the general administration of the Plan according to the terms and provisions of the Plan and will have all powers necessary to accomplish those purposes, including but not by way of limitation the right, power and authority:

                  (a) to make rules and regulations for the administration of the Plan;

                  (b) to construe all terms, provisions, conditions and limitations of the Plan; and adopt amendments to the Plan

                  (c) to determine whether a Change of Control has occurred;

                  (d) to correct any defect, supply any omission, reconcile any inconsistency that may appear in the Plan, make equitable adjustments deemed necessary or advisable as the result of any unusual situation or any ambiguity in the Plan, in the manner and to the extent it deems expedient to carry the Plan into effect for the greatest benefit of all parties at interest;

                  (e) to designate the persons eligible to become Participants;

                  (f) to determine all controversies relating to the administration of the Plan, including but not limited to:

                           (1) differences of opinion arising between the
                  Company and a Participant, except when the difference of opinion relates to the entitlement to the amount of payment of a benefit affected by a Change of Control, in which event it shall be decided by arbitration pursuant to Article XI; and

                           (2) any question it deems advisable to determine in
                  order to promote the uniform administration of the Plan for the benefit of all parties at interest; and

                  (g) to delegate by written notice those clerical and recordation duties of the Committee, as it deems necessary or advisable for the proper and efficient administration of the Plan including delegation of its powers to the officers of the Company; and

                  (h) to select, employ and compensate consultants, accountants, attorneys and other agents as the Committee may deem necessary or advisable for administering the Plan.

         7.4 COMMITTEE DISCRETION. The foregoing list of powers granted to the Committee is not exclusive and the Committee shall have such additional powers that it may deem necessary or advisable for administering the Plan. The Committee in exercising any power or authority granted under this Plan or in making any determination under this Plan shall perform or refrain from performing those acts using its sole discretion and judgment. Any decision made by the Committee, its designees or others exercising a power designated to them pursuant to this Plan, to act or refrain not to act or any act taken in good faith shall be final and binding on all parties; and no such decision shall ever be subject to de novo review. Notwithstanding the foregoing, the Committee's or such others' decisions, refraining to act, or acting is to be subject to arbitration pursuant to Article XI for those incidents occurring during the Plan Year in which a Change of Control occurs and during the Plan Year following a Change of Control.

         7.5 DELEGATION. Subject to the terms of the Plan , the Bylaws of the Company and applicable law, the Committee may delegate to one or more officers or managers of the Company or any Affiliate, including the Administrative Committee of the Company, or to a committee of such officers or managers, the authority, subject to the terms and limitations the Committee shall determine, to administer this Plan. Subject to review by the Committee, the Chief Executive Officer of the Company is authorized to exercise all powers of the Committee with respect to determinations regarding Accounts of Employees who are not "executive officers" of the Company (i.e., those not deemed "officers" or "directors" of the Company for purposes of Section 16 of the Securities Exchange Act of 1934). The Chief Executive Officer is also authorized to determine, approve and cause to be placed into effect amendments to this Plan deemed necessary or appropriate in order to comply with any applicable federal or state statute or regulation or otherwise deemed advisable by the Chief Executive Officer, provided however, that each such amendment or related series of amendments so approved shall involve costs to the Company not exceeding the expenditure approval authority of the Chief Executive Officer as established from time to time by the Board of Directors of the Company, and provided further, that the Chief Executive Officer shall not have the authority to approve any such amendment if such amendment would (a) materially increase the benefits accruing to Participants under this Plan, (b) materially modify the requirements for eligibility for participation in this Plan, or (c) require stockholder approval under any provision of the Restated Certificate of Incorporation of the Company, the By-Laws of the Company, or any federal or state statute or regulation or the rules of the New York Stock Exchange.

         7.6 ANNUAL STATEMENTS. The Committee will cause each Participant to receive an annual (or more frequent, as determined by the Committee) statement as soon as administratively practicable after the conclusion of each Plan Year (or other more frequent reporting period, as applicable) containing the amounts deferred through that Plan Year (or other more frequent reporting period, as applicable) and the gains or loses and income applicable to the deferred amounts.

         7.7 REIMBURSEMENT OF EXPENSES. The Committee will serve without additional compensation for their services but will be reimbursed by the Company for all expenses properly and actually incurred in the performance of their duties under the Plan.

                                  ARTICLE VIII

                          AMENDMENT AND/OR TERMINATION

         8.1 AMENDMENT OR TERMINATION OF THE PLAN. This Plan may be amended or terminated as set forth in the Plan without approval of the Participants, at any time by an instrument in writing.

         8.2 NO RETROACTIVE EFFECT ON ACCOUNT. No amendment will affect the rights of any Participant to the amounts then standing to his credit in his Account in the Deferred Compensation Ledger, to change the method of calculating the rate of earnings under the Fund already accrued on amounts deferred by him prior to the date of the amendment. Further, no amendment will affect a Participant's rights under any provision relating to a Change of Control after a Change of Control has previously occurred without his consent. However, the Committee shall retain the right at any time to change in any manner the method of calculating the rate of earnings under the Fund on all amounts deferred by a Participant after the date of the amendment if it has been announced to the Participants.

         8.3 EFFECT OF CHANGE OF CONTROL. In the event of a Change of Control of the Company, this Plan shall not automatically terminate effective as of the Change of Control. Rather, Accounts of each Participant shall (i) become fully vested (if not already vested), and (ii) be paid out in accordance with the provisions of Article VI of this Plan.

         8.4 EFFECT OF TERMINATION. If the Plan is terminated, all amounts deferred by Participants or credited as Discretionary Credits and credited to a Participant's Account shall become fully vested under Article V (if not already fully vested), and earnings under the Fund will be applied to the Account in accordance with Section 4.4 as if the Participant were entitled to and did retire on the date the Plan terminated. At the sole discretion of the Board of Directors, following Plan termination, either (i) distribution will commence in accordance with Section 6.3 as soon as conveniently practicable following Plan termination and earnings under the Fund during the distribution period would be calculated and credited in accordance with Section 4.4 or (ii) distribution shall be made at such time as provided for under the Plan if the Plan were not terminated.

                                   ARTICLE IX

                                     FUNDING

         9.1 PAYMENTS UNDER THIS AGREEMENT ARE THE OBLIGATION OF THE COMPANY. The Company will pay the benefits due the Participants under this Plan; however should it fail to do so when a benefit is due, the benefit will be paid by the trustee of the Trust entered by and between the Company and Frost National Bank, should such a Trust be established. In any event, if the Trust, should such a Trust be established, fails to pay for any reason, the Company remains liable for the payment of all benefits provided by this Plan.

         9.2 AGREEMENT MAY BE FUNDED THROUGH RABBI TRUST. Except in the event of a Change of Control, it is specifically recognized by both the Company and the Participants that the Company may, but is not required to, contribute any amount it finds desirable to a so-called "Rabbi Trust," established to accumulate assets sufficient to fund the obligations of the Company under this Plan. In the event of a Change of Control, however, the Company agrees that it shall establish the so-called "Rabbi Trust" if none has been established or, in the event one has been established contribute cash or other assets sufficient to place in the Trust assets equaling or exceeding the total of all liabilities under the Plan to all Participants and their beneficiaries as of such date. Plan liabilities to Participants and their beneficiaries shall be determined based on the Account balances as of a given date. Under all circumstances, the rights of the Participants to the assets held in the Trust will be no greater than the rights expressed in this agreement. Nothing contained in any trust agreement which creates any funding trust or trusts will constitute a guarantee by the Company that assets of the Company transferred to that trust or those trusts will be sufficient to pay any benefits under this Plan or would place the Participant in a secured position ahead of general creditors should the Company become insolvent or bankrupt. Any trust agreement prepared to fund the Company's obligations under this agreement must specifically set out these principles so it is clear in that trust agreement that the Participants in this Plan are only unsecured general creditors of the Company in relation to their benefits under this Plan.

         9.3 PARTICIPANTS MUST RELY ONLY ON GENERAL CREDIT OF THE COMPANY. It is also specifically recognized by both the Company and the Participants that this Plan is only a general corporate commitment and that each Participant must rely upon the general credit of the Company for the fulfillment of its obligations hereunder. Under all circumstances the rights of Participants to any asset held by the Company will be no greater than the rights expressed in this agreement. Nothing contained in this agreement will constitute a guarantee by the Company that the assets of the Company will be sufficient to pay any benefits under this Plan or would place the Participant in a secured position ahead of general creditors of the Company. Though the Company may establish and may fund a Rabbi Trust, as indicated in Section 9.2, to accumulate assets to fulfill its obligations, the Plan and any such trust will not create any lien, claim, encumbrance, right, title or other interest of any kind whatsoever in any Participant in any asset held by the Company, contributed to any such trust or otherwise designated to be used for payment of any of its obligations created in this agreement. No specific assets of the Company have been or will be set aside, or will in any way be transferred to any trust or will be pledged in any way for the performance of the Company's obligations under this Plan which would remove such assets from being subject to the general creditors of the Company.

                                    ARTICLE X

                        ADOPTION BY AFFILIATED EMPLOYERS

         10.1 PROCEDURE FOR AND STATUS AFTER ADOPTION. Any Affiliate may, with the approval of the Committee, adopt this Plan by appropriate action of its board of directors. The terms of the Plan will apply separately to each Affiliate adopting the Plan and its Participants in the same manner as is expressly provided for the Company and its Participants except that the powers of the Board of Directors and the Committee under the Plan will be exercised by the Board of Directors of the Company alone. The Company and each Affiliate adopting the Plan will bear the cost of providing plan benefits for its own Participants. It is intended that the obligation of the Company and each Affiliate with respect to its Participants will be the sole obligation of the Employer that is employing the Participant and will not bind any other Employer.

         10.2 GUARANTY. Plan provisions to the contrary notwithstanding, in the event any Affiliate that adopts the Plan pursuant to Article X fails to make payment of the benefits due under the Plan on behalf of its Participants, whether directly or through the Trust, the Company shall be liable for and shall make payment of such benefits due as a guarantor of such entity's obligations hereunder. The guaranty obligations provided herein shall be satisfied directly and not through the Trust.

         10.3 TERMINATION OF PARTICIPATION BY ADOPTING AFFILIATE. Any Affiliate adopting the Plan may, by appropriate action of its board of directors, terminate its participation in the Plan. The Committee may, in its discretion, also terminate an Affiliate's participation in the Plan at any time. The termination of the participation in this Plan by an Affiliate will not, however, affect the rights of any Participant who is working or has worked for the Affiliate as to benefits previously accrued by the Participant under the Plan without his consent.

                                   ARTICLE XI

                         CLAIMS; ARBITRATION OF DISPUTES

         11.1. FILING OF CLAIMS. A Participant or other person claiming to have been denied any benefit or right provided under this Plan shall have the right to file a written claim with the Committee. All claims shall be submitted on a form provided by the Committee, which shall be signed by the claimant and shall be considered filed on the date the claim is received by the Committee. The claim will be reviewed and a written decision will be rendered by a member of the Committee designated by the Committee for such purpose within 90 days following receipt of the claim.

         11.2 REVIEW OF DENIAL. Within 90 days after receipt of a notice of any denial of benefits, the claimant or his authorized representative may request, in writing, to appear before the full Committee for a review of his or her claim. The Committee in its discretion may elect to grant the Participant's request to personally appear before the Committee. Any decision of the Committee thereafter to deny a benefit or right shall be in writing and shall include the specific reasons for the decision and references to relevant Plan provisions on which the decision is based. The decision of the Committee shall be final, conclusive and binding upon the Participant or other claimant and all persons claiming by, through or under such claimant.

         11.3 ARBITRATION OF DISPUTES. Subject to Sections 11.1 and 11.2 and subject to the provisions of this Plan that provide that decisions of the Committee, the Chief Executive Officers or other designees are final and binding on all parties and not subject to de novo review (except as set forth in Section 7.3(f)(1), relating to the entitlement to the amount of payment of a benefit affected by a Change of Control, and Section 7.4, relating to decisions during the Plan Year in which a Change of Control occurs and during the Plan Year following a Change of Control), any controversy of any nature whatsoever, including but not limited to tort claims or contract disputes, between the Participant and the Company, any Affiliate or Employer, Participant's heirs, executors, administrators, legal representatives, successors, and assigns and the Company, any Affiliates or Employers, arising out of or related to this Plan, including to the extent such affects the rights or obligations of a party under the Plan, an Employee's employment with the Company, any resignation from or termination of such employment and/or the participation in, including the implementation, applicability and interpretation of, this Plan, shall, upon the written request of one party served upon the other, be submitted to and settled by arbitration in accordance with the provisions of the Federal Arbitration Act, 9 U.S.C. Sections 1-15, as amended. Each of the parties to any such dispute shall appoint one person as an arbitrator to hear and determine such disputes, and if they should be unable to agree, then the two arbitrators shall chose a third arbitrator from a panel made up of experienced arbitrators selected pursuant to the procedures of the American Arbitration Association (the "AAA") and, once chosen, the third arbitrator's decision shall be final, binding and conclusive upon the parties to this Agreement. Each party shall be responsible for the fees and expenses of its arbitrator and the fees and expenses of the third arbitrator shall be shared equally by the parties. The terms of the commercial arbitration rules of AAA shall apply except to the extent they conflict with the provisions of this paragraph. It is further agreed that any of the parties to any such dispute may petition the United States District Court for the Western District of Texas, San Antonio Division, for a judgment to be entered upon any award entered through such arbitration proceedings.

                                   ARTICLE XII

                                  MISCELLANEOUS

         12.1 LIMITATION OF RIGHTS. Nothing in this Plan will be construed:

                  (a) to give any employee or Director the right to be designated a Participant in the Plan;

                  (b) to give a Participant any right with respect to the fee or compensation deferred or the gains or loses and income credited in the Deferred Compensation Ledger, except in accordance with the terms of this Plan;

                  (c) to limit in any way the right of the Company to terminate a Participant from the employment of the Employer or to preclude removal of a Director from the Board at any time;

                  (d) to evidence any agreement or understanding, expressed or implied, that the Company will retain a Participant as an employee for any particular remuneration; or

                  (e) to give a Participant or any other person claiming through him any interest or right under this Plan other than that of any unsecured general creditor of the Company.

         12.2 DISTRIBUTIONS TO INCOMPETENTS OR MINORS. Should a Participant become incompetent or should a Participant designate a Beneficiary who is a minor or incompetent, the Committee is authorized to pay the funds due to the parent of the minor or to the guardian of the minor or incompetent or directly to the minor or to apply those funds for the benefit of the minor or incompetent in any manner the Committee determines in its sole discretion.

         12.3 NON-ALIENATION OF BENEFITS. No right or benefit provided in this Plan will be transferable by the Participant except, upon his death, to a named Beneficiary as provided in this Plan. No right or benefit under this Plan will be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge the same will be void. No right or benefit under this Plan will in any manner be liable for or subject to any debts, contracts, liabilities or torts of the person entitled to such benefits. If any Participant or any Beneficiary becomes bankrupt or attempts to anticipate, alienate, sell, assign, pledge, encumber or charge any right or benefit under this Plan, that right or benefit will, in the discretion of the Committee, cease. In that event, the Committee may have the Company hold or apply the right or benefit or any part of it to the benefit of the Participant or Beneficiary, his or her spouse, children or other dependents or any of them in any manner and in any proportion the Committee believes to be proper in its sole and absolute discretion, but is not required to do so.

         12.4 RELIANCE UPON INFORMATION. The Committee will not be liable for any decision or action taken in good faith in connection with the administration of this Plan. Without limiting the generality of the foregoing, any decision or action taken by the Committee when it relies upon information supplied it by any officer of the Company, the Company's legal counsel, the Company's independent accountants or other advisors in connection with the administration of this Plan will be deemed to have been taken in good faith.

         12.5 SEVERABILITY. If any term, provision, covenant or condition of the Plan is held to be invalid, void or otherwise unenforceable, the rest of the Plan will remain in full force and effect and will in no way be affected, impaired or invalidated.

         12.6 NOTICE. Any notice or filing required or permitted to be given to the Committee or a Participant will be sufficient if in writing and hand delivered or sent by U.S. mail to the principal office of the Company or to the residential mailing address of the Participant. Notice will be deemed to be given as of the date of hand delivery or if delivery is by mail, as of the date shown on the postmark.

         12.7 GENDER AND NUMBER. Words used in this Plan of one gender are to be construed as though they were also used in another gender in all cases where they would so apply and likewise words in the singular or plural are to be construed as though they also included the other in all cases where they would so apply.

         12.8 GOVERNING LAW. The Plan will be construed, administered and governed in all respects by the laws of the State of Texas.

         12.9 EFFECTIVE DATE. This Plan will be operative and effective as of March 1, 1998.




                            (SIGNATURE PAGE FOLLOWS)

         IN WITNESS WHEREOF, the Company has executed this document on this _____ day of July, 1998, as authorized by the Compensation Committee of the Board of Directors of the Company on the 28th day of January, 1998.


                                            VALERO ENERGY CORPORATION



                                            By:
                                                --------------------------------
                                                   Keith D. Booke
                                                   Vice President-Administration
                                                   and Human Resources

                             FIRST AMENDMENT TO THE
                            VALERO ENERGY CORPORATION
                           DEFERRED COMPENSATION PLAN


         THIS AGREEMENT by Valero Energy Corporation (the "Sponsor"),

                                   WITNESSETH:

         WHEREAS, the Sponsor has executed and maintains a non-qualified deferred compensation plan entitled "Valero Energy Corporation Deferred Compensation Plan" (the "Plan"); and

         WHEREAS, the Sponsor retained the right to amend the Plan from time to time; and

         WHEREAS, the Sponsor has determined that it will amend the Plan to allow for terminated and retired employees to make certain elections as to time and form of payment;

         NOW, THEREFORE, the Sponsor declares that the Plan is hereby amended, effective as of January 1, 2003, as follows:

         1. Section 6.3 of the Plan is hereby amended in its entirety to read as follows:

                  6.3 RETIREMENT. Upon the Retirement of the Participant, the Participant shall receive the value of the amounts credited to his Account as of the date of his Retirement at the time and in the manner provided for pursuant to the Participant's election described in section 6.10 below.

         2. Section 6.4 of the Plan is hereby amended in its entirety to read as follows:

                  6.4 TERMINATION PRIOR TO DEATH, DISABILITY OR RETIREMENT. Upon the Participant's termination from the employ of the Employer prior to Death, Disability or Retirement, the Participant shall receive the value of the amounts credited to his Account as of the last day of the calendar month which includes his termination date at the time and in the manner elected by the Participant in section 6.10 below.

         3. Section 6.10 of the Plan is hereby amended in its entirety to read as follows:

                  6.10 PARTICIPANT ELECTIONS. A Participant may elect, at least one year prior to either (i) his termination from the employment of the Employer or (ii) his Retirement, to receive his distribution immediately following termination of employment or Retirement or as of the January 1 following termination of employment or Retirement. In the absence of such an election by the Participant, distribution shall be made as soon as administratively practicable after the Participant's termination of employment or Retirement. In addition, a Participant shall also be able to elect to receive said distribution following Retirement in a lump sum, or in five, ten or fifteen year installments. In the absence of such an election, a Participant at Retirement shall receive his distribution in fifteen annual installments (recalculated annually for each installment). Participants terminating employment from the Employer other than as a result of Retirement, Death or Disability may elect to receive their distribution in a lump sum or five annual installments (recalculated annually for each installment). In the absence of such an election, the terminating Participant shall receive his distribution in a lump sum.

         IN WITNESS WHEREOF, the Sponsor has executed this Agreement this 20th day of December, 2002.

                                           VALERO ENERGY CORPORATION

                                           By: /s/ William E. Greehey
                                               ---------------------------------
                                               Chief Executive Officer